                                                                    Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE SOUTHERN DISTRICT OF NEW YORK

--------------------------------------------------------------------------------
                                                        Chapter 11
                                                        Case No.: 03-10877 (BRL)
                                                        Hon. Burton R. Lifland

In re:
Dice Inc.
Debtor

--------------------------------------------------------------------------------


MONTHLY OPERATING REPORT FOR THE
PERIOD APRIL 1 TO APRIL 30, 2003

DEBTOR'S ADDRESS:        Dice Inc.
                         3 Park Avenue
                         New York, NY 10016

                                                 MONTHLY DISBURSEMENTS: $194,000
                                                                        --------

DEBTOR'S ATTORNEYS:      Robert J. Feinstein
                         Pachulski Stang Ziehl Young Jones & Weintraub P.C.
                         461 Fifth Avenue
                         25th Floor
                         New York, New York 10017-6234

                                     MONTHLY OPERATING PROFIT (LOSS): $(356,000)
                                                                      ----------


REPORT PREPARER:         Dice Inc.

         The undersigned, having reviewed the attached report acting as the duly authorized agent for the Debtor in Possession, declares under penalty of perjury under the laws of the United States that the figures, statements, disbursement itemizations, and account balances listed in the Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

Date:  May 15, 2003

                         DICE INC.



                         /s/  Michael P. Durney
                         ---------------------
                         Michael P. Durney, Senior Vice President, Chief
                            Financial Officer and Treasurer

                                    DICE INC.

                                TABLE OF CONTENTS

                                                                                                     Page
                                                                                                     ----
Consolidated Financial Statements (unaudited) .....................................................    3
Consolidated Balance Sheet as of April 30, 2003 ...................................................    3
Consolidated Statement of Operations for the month ended April 30, 2003 ...........................    4
Consolidated Statement of Cash Flows for the month ended April 30, 2003 ...........................    5
Balance Sheet of Dice Inc. (debtor-in-possession) as of April 30, 2003 ............................    6
Statement of Operations of Dice Inc. (debtor-in-possession) for the month ended April 30, 2003 ....    7
Statement of Cash Flows of Dice Inc. (debtor-in-possession) for the month ended April 30, 2003 ....    8
Notes to Consolidated Financial Statements .........................................................   9

                                   DICE INC.

                          CONSOLIDATED BALANCE SHEET
                             as of April 30, 2003
                                 (unaudited)

                                                                       (In thousands except
                                                                          per share data)
                                   ASSETS
Current assets
   Cash and cash equivalents................................................. $   6,803
   Marketable securities.....................................................     1,100
   Accounts receivable, net of allowance for doubtful
     accounts of $556........................................................     1,696
   Prepaid expenses and other current assets.................................     2,710
                                                                               ---------
       Total current assets..................................................    12,309
   Fixed assets, net.........................................................     5,717
   Intangible assets, net....................................................     1,845
   Goodwill..................................................................    14,905
   Restricted cash...........................................................       567
   Other assets..............................................................        48
                                                                               ---------
       Total assets.......................................................... $  35,391
                                                                               =========

               LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities
   Accounts payable and accrued expenses..................................... $   1,707
   Deferred revenue..........................................................     4,714
   Accrued reorganization items, net.........................................       269
   Prepetition liabilities subject to compromise.............................    73,115
   Postpetition liabilities..................................................       274
   Notes and leases payable--current.........................................       718
                                                                               ---------
       Total current liabilities.............................................    80,797
Leases payable...............................................................       194
Other liabilities............................................................       923

Commitments and contingencies

Stockholders' deficit
   Common stock, par value $.01; 75,000 shares authorized;
       11,104 shares issued..................................................       111
   Additional paid in capital................................................   126,683
   Accumulated other comprehensive income....................................         1
   Treasury stock at cost, 5 shares..........................................      (200)
   Accumulated deficit.......................................................  (173,118)
                                                                               ---------
       Total stockholders' deficit...........................................   (46,523)
                                                                               ---------
       Total liabilities and stockholders' deficit........................... $  35,391
                                                                               =========

  The accompanying notes are an integral part of these consolidated financial statements.

                                   DICE INC.

                     CONSOLIDATED STATEMENT OF OPERATIONS
                      for the month ended April 30, 2003
                                  (unaudited)


                                                           (In thousands except
                                                              per share data)


Revenues....................................................... $  2,196
Cost of revenues...............................................      268
                                                                 --------
Gross profit...................................................    1,928
                                                                 --------
Operating expenses:
   Product development.........................................      171
   Sales and marketing.........................................      924
   General and administrative..................................      445
   Depreciation................................................      396
   Amortization................................................      205
                                                                 --------
       Total operating expenses................................    2,141
                                                                 --------
Loss before reorganization items, net, and interest............     (213)

Provision for reorganization items, net........................      (96)

Interest expense (contractual interest expense was $405
   for the month ending April 30, 2003)........................      (11)
Interest and other income......................................        8
                                                                 --------

Net loss....................................................... $   (312)
                                                                 ========

Basic and diluted net loss per share........................... $  (0.03)
                                                                 ========
Weighted average shares of common stock
   outstanding used in computing basic and diluted
   net loss per share..........................................   11,104


  The accompanying notes are an integral part of these consolidated financial statements.

                                   DICE INC.

                     CONSOLIDATED STATEMENT OF CASH FLOWS
                      for the month ended April 30, 2003
                                 (unaudited)

                                                                         (In thousands)
Cash flows from operating activities:
   Net loss................................................................$   (312)
Adjustments to reconcile net loss to net cash provided by operating activities:
   Depreciation............................................................     396
   Amortization of intangible assets.......................................     205
   Amortization of barter advertising costs................................      60
   Provision for doubtful accounts.........................................      16
   Charge related to issuance of stock options and restricted stock........      14
Changes in operating assets and liabilities:
   Accounts receivable.....................................................      (1)
   Prepaid expenses and other assets.......................................    (287)
   Accounts payable and accrued expenses...................................      99
   Postpetition liabilities................................................      66
   Deferred revenue........................................................     (44)
   Other, net..............................................................       8
                                                                           --------
Net cash provided by operating activities before reorganization items......     220
Changes in operating assets and liabilities from reorganization items:
   Professional fees for services rendered and other costs incurred
        in connection with Chapter 11 proceedings..........................      72
                                                                           --------
Net cash provided by operating activities..................................     292
                                                                           --------
Cash flows from investing activities:
   Purchases of fixed assets...............................................     (36)
   Purchases of marketable securities.......................................   (999)
   Maturities and sales of marketable securities...........................     600
                                                                           --------
Net cash used in investing activities......................................    (435)
                                                                           --------
Cash flows from financing activities:
   Payments of principal on capital leases and notes payable...............     (65)
                                                                           --------
Net cash used in financing activities......................................     (65)
                                                                           --------
Net change in cash and cash equivalents for the period.....................    (208)
Cash and cash equivalents, beginning of period.............................   7,011
                                                                           --------
Cash and cash equivalents, end of period...................................$  6,803
                                                                           ========

  The accompanying notes are an integral part of these consolidated financial statements.

                                   DICE INC.
                           (Debtor-in-Possession)

                                BALANCE SHEET
                            as of April 30, 2003
                                 (unaudited)

                                                                       (In thousands except
                                                                          per share data)
                                   ASSETS
Current assets
   Cash and cash equivalents................................................. $   4,036
   Marketable securities.....................................................     1,100
   Prepaid expenses and other current assets.................................     1,810
                                                                               ---------
       Total current assets..................................................     6,946
   Fixed assets, net.........................................................     1,038
   Restricted cash...........................................................        57
   Investments in subsidiaries...............................................    23,511
   Other assets..............................................................        39
                                                                               ---------
       Total assets.......................................................... $  31,591
                                                                               =========

               LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities
   Prepetition accrued liabilities not subject to compromise................. $     404
   Amounts payable to subsidiaries, net......................................     3,065
   Accrued reorganization items, net.........................................       269
   Prepetition liabilities subject to compromise.............................    73,115
   Postpetition liabilities..................................................       274
   Leases payable--current...................................................       545
                                                                               ---------
       Total current liabilities.............................................    77,672
Leases payable...............................................................       181
Other liabilities............................................................       261

Commitments and contingencies

Stockholders' deficit
   Common stock, par value $.01; 75,000 shares authorized;
       11,104 shares issued..................................................       111
   Additional paid in capital................................................   126,683
   Accumulated other comprehensive income....................................         1
   Treasury stock at cost, 5 shares..........................................      (200)
   Accumulated deficit.......................................................  (173,118)
                                                                               ---------
       Total stockholders' deficit...........................................   (46,523)
                                                                               ---------
       Total liabilities and stockholders' deficit........................... $  31,591
                                                                               =========

  The accompanying notes are an integral part of these consolidated financial statements.

                                   DICE INC.
                           (Debtor-in-Possession)

                           STATEMENT OF OPERATIONS
                      for the month ended April 30, 2003
                                 (unaudited)

                                                           (In thousands except
                                                              per share data)

Revenues....................................................... $     --
                                                                 --------
Operating expenses:
   Sales and marketing.........................................       25
   General and administrative..................................      226
   Depreciation................................................        6
                                                                 --------
       Total operating expenses................................      257
                                                                 --------
Loss before reorganization items, net, and interest............     (257)

Provision for reorganization items, net........................      (96)

Interest expense (contractual interest expense was $405
   for the month ended April 30, 2003).........................       (9)
Interest and other income......................................        6
                                                                 --------

Net loss....................................................... $   (356)
                                                                 ========

Basic and diluted net loss per share........................... $  (0.03)
                                                                 ========
Weighted average shares of common stock
   outstanding used in computing basic and diluted
   net loss per share..........................................   11,104


  The accompanying notes are an integral part of these consolidated financial statements.

                                   DICE INC.
                           (Debtor-in-Possession)

                           STATEMENT OF CASH FLOWS
                     for the month ended April 30, 2003
                                 (unaudited)

                                                                        (In thousands)

Cash flows from operating activities:
   Net loss................................................................$   (356)
Adjustments to reconcile net loss to net cash provided by operating activities:
   Depreciation............................................................       6
Changes in operating assets and liabilities:
   Prepaid expenses and other assets.......................................    (334)
   Postpetition liabilities................................................      66
   Other, net..............................................................      51
                                                                           --------
Net cash used in operating activities before reorganization items..........    (567)
Changes in operating assets and liabilities from reorganization items:
   Professional fees for services rendered and other costs incurred
        in connection with Chapter 11 proceedings..........................      72
                                                                           --------
Net cash used in operating activities......................................    (495)
                                                                           --------
Cash flows from investing activities:
   Purchases of marketable securities......................................    (999)
   Maturities and sales of marketable securities...........................     600
                                                                           --------
Net cash used in investing activities......................................    (399)
                                                                           --------
Cash flows from financing activities:
   Transfers from subsidiaries, net........................................      62
   Payments of principal on capital leases.................................     (60)
                                                                           --------
Net cash provided by financing activities..................................       2
                                                                           --------
Net change in cash and cash equivalents for the period.....................    (892)
Cash and cash equivalents, beginning of period.............................   4,928
                                                                           --------
Cash and cash equivalents, end of period...................................$  4,036
                                                                           ========


Cash receipts and disbursements:
   Cash receipts...........................................................$      7
   Cash disbursements......................................................    (500)
                                                                           --------
Net cash receipts (disbursements)..........................................$   (493)
                                                                           ========


Cash disbursements to determine fee to US Trustee:
   Cash disbursements......................................................$    500
   Less:  Cash disbursements by Debtor on behalf of non-Debtor
        subsidiaries.......................................................    (500)
   Add:  Cash disbursements by non-Debtor subsidiaries on
        behalf of Debtor...................................................     194
                                                                           --------
                                                                           $    194
                                                                           ========

  The accompanying notes are an integral part of these consolidated financial statements.

                                   DICE INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



NOTE 1--BASIS OF PRESENTATION AND COMPANY BACKGROUND

Basis of Presentation

Dice Inc. ("Dice") (formerly known as EarthWeb Inc.), a Delaware corporation, provides online technology recruiting and career development services. Dice provides services to hire, train and retain technology professionals through two operating subsidiaries, Dice Career Solutions, Inc. ("DCSI"), which operates an online job board (dice.com) for technology professionals, and MeasureUp, Inc. ("MeasureUp"), a provider of certification test preparation and assessment products for technology professionals. Dice and its wholly-owned subsidiaries are referred to as the "Company".

The consolidated financial statements of the Company and the financial statements of Dice have been prepared in accordance with accounting principles generally accepted in the United States for interim financial information. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States for complete financial statements. In the opinion of management, all adjustments considered necessary for a fair presentation of the consolidated financial statements have been included.

Liquidity Issues

The Company has sustained net losses and negative cash flows from operations since its inception. The Company's ability to meet its obligations in the ordinary course of business is dependent upon its ability to establish profitable operations, renegotiate the terms of its indebtedness, or raise additional financing through public or private equity financings, collaborative or other arrangements with corporate sources, or other sources of financings to fund operations. On January 27, 2003, the Company did not make an interest payment of $2.43 million due on its 7% Convertible Subordinated Notes due January 2005 (the "Notes"). The indenture (the "Indenture") governing the Notes contains a 30-day grace period. The Company reclassified $69.4 million in Notes outstanding to current liabilities. The accompanying financial statements have been prepared assuming the Company will continue as a going concern. The matters described above raise substantial doubt about the Company's ability to continue as a going concern. The Company's plan to address these matters through a capital restructuring plan and related bankruptcy filing is described below. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability of assets or the amounts of liabilities that may result from the possible inability of the Company to continue as a going concern.

Capital Restructuring Plan

On January 28, 2003, the Company entered into a lock-up agreement with Elliott Associates, L.P. and Elliott International, L.P. (together, "Elliott"), which hold approximately 48% of the Notes. The lock-up agreement calls for Elliott to vote in favor of a plan in which Dice would exchange 95% of its common stock for all of the $69.4 million outstanding face amount of the Notes, and for Dice to effect this transaction through a pre-arranged Chapter 11 bankruptcy filing and to emerge from the process as a privately held company. That process is described in Note 2.

NOTE 2--PETITION FOR RELIEF UNDER CHAPTER 11

On February 14, 2003 (the "Petition Date"), Dice filed a voluntary petition (the "Petition") under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") for the purpose of confirming its pre-arranged Joint Plan of Reorganization (the "Plan") dated February 14, 2003 with the majority holders of the Notes. The Petition was filed with the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") and was assigned Case No. 03-10877 (BRL). As of the Petition Date, Dice commenced operating its business and managing its properties as a debtor-in-possession.

Dice's operating subsidiaries did not commence bankruptcy proceedings, and the Company expects them to continue to operate in the ordinary course of business without any court-imposed restrictions. Under the Bankruptcy Code, the rights and treatment of prepetition creditors and shareholders may be substantially altered. As of April 30, 2003, it is not possible to predict the outcome of the Chapter 11 case in general or the effect of the case on the Company's business, or on the interests of creditors and shareholders. Since the commencement of the bankruptcy proceedings, Dice has been paying its postpetition trade obligations in the ordinary course of business as prescribed by the Bankruptcy Court.

                                   DICE INC.

On February 14, 2003, in connection with the Joint Plan of Reorganization and pursuant to the Bankruptcy Code, Dice submitted a Proposed Disclosure Statement (the "Disclosure Statement") to the Bankruptcy Court. The Disclosure Statement summarizes the Plan and contains information concerning, among other matters, Dice's history, business, results of operations, management, properties, liabilities and the assets available for distribution under the Plan. In addition, the Disclosure Statement contains the anticipated organizational structure and operation of the reorganized entity.

Among other things, the Plan is expected to (1) divide the allowed claims of creditors and the allowed equity interests of equity holders into several classes; (2) provide how each class will be treated and otherwise be impaired by the Plan; (3) provide for early extinguishment of approximately $69.4 million in aggregate face amount of Dice's outstanding Notes in exchange for approximately 95% of the reorganized Dice's outstanding common stock on a pro forma basis; (4) provide for payment in full in cash of all unsecured trade creditor claims if the aggregate amount of those claims totals no more than $475,000; (5) provide that the largest 130 holders of common stock issued and outstanding prior to the confirmation of the Plan retain a pro rata share of 5% of the reorganized Dice's outstanding common stock based on their existing equity; and (6) provide for the treatment of executory contracts and unexpired leases. Classes which are impaired by the Plan are entitled to vote, unless no compensation or payment is provided for such class, in which event such class is conclusively deemed not to have accepted the Plan. In general, a class is impaired if legal, equitable or contractual rights attaching to the claims or equity interest of the classes are modified, other than by curing defaults or reinstating maturities.

While Elliott has agreed to support the Plan structure described above, no assurance can be given that other parties entitled to vote will vote in favor of the Plan or that the Plan will be fully or timely approved by all the relevant parties, including the Bankruptcy Court, or not subsequently modified. Moreover, Dice's Chapter 11 proceeding may have a material adverse affect on the consolidated financial position and results of operations of the Company. For example:

     o Dice and its subsidiaries may be unable to attract and retain qualified employees;

     o    Dice's limited management resources will be strained;

     o the Company's current customers may reduce the amount of services they purchase from the Company;

     o prospective customers may be unwilling to enter into agreements to purchase the Company's services;

     o the Company's current vendors may attempt to cancel their contracts with the Company, which would limit the Company's supply of goods and services that the Company requires to operate, or they may refuse to ship to the Company on credit and or require advance payment; and

     o prospective vendors may refuse to do business with the Company or may require prepayments by the Company on terms that are unacceptable.

As of April 30, 2003, the Plan has not been confirmed by the Bankruptcy Court. Accordingly, all unsecured, prepetition obligations that have not been approved for payment by the Bankruptcy Court have been segregated in the Company's consolidated balance sheet as of April 30, 2003 as "Prepetition liabilities subject to compromise." Such obligations are classified as current liabilities in the Company's consolidated balance sheet as of April 30, 2003 because management expects Dice's Chapter 11 proceeding to be concluded in less than one year.

                                   DICE INC.

As of April 30, 2003, Dice's prepetition liabilities subject to compromise consisted of the following (in thousands):

          7% convertible subordinated notes..........................$ 69,434
          Accrued interest...........................................   2,687
          Obligation for termination of lease........................     227
          Accounts payable and other.................................     767
                                                                     --------
          Total                                                      $ 73,115
                                                                     ========

Under Chapter 11 of the Bankruptcy Code, most claims against Dice in existence prior to the filing of the Petition, including long-term debt that is in default, have been automatically stayed while Dice continues business operations as a debtor-in-possession. Under AICPA Statement of Position ("SOP") 90-7, "Financial Reporting by Entities in Reorganization Under the Bankruptcy Code,"("SOP 90-7") Dice is required to adjust prepetition liabilities subject to compromise to the amount of the claim allowed by the Bankruptcy Court, even though such liabilities may not be paid in full. As of April 30, 2003, since the Plan has not been confirmed and no claims have been allowed by the Bankruptcy Court, the Company has reported Dice's prepetition liabilities subject to compromise at their historical amounts in the accompanying consolidated financial statements.

The historical carrying value of the debt issuance costs related to the Notes of $935,000 was written off as of February 14, 2003.

In accordance with SOP 90-7, the consolidated statement of operations presents the results of operations of the Company while Dice is in Chapter 11 proceedings. Expenses resulting from the restructuring are reported separately as reorganization items. For the month ended April 30, 2003, Dice recognized expenses directly associated with the Chapter 11 bankruptcy proceeding in the amount of $99,000. In addition, for the month ended April 30, 2003, the Company recognized interest income in the amount of $3,000 on accumulated cash that Dice did not disburse as a result of its Chapter 11 reorganization proceedings. Such interest income has been offset against the aforementioned reorganization expenses.

For the month ended April 30, 2003, provision for reorganization items, net, consists of the following:

                                                        Expense/(Income)
                                                        ---------------
         Legal, advisory, and claim solicitation fees....   $     115
         Other, net, including reclassification of
                operating expenses.......................         (16)
                                                            ---------
                                                                   99
         Interest income.................................          (3)
                                                            ---------
         Total                                              $      96
                                                            =========

For financial reporting purposes, Dice is required to recognize interest expense during the Chapter 11 proceedings only to the extent that it will be paid during the proceedings or it is probable that it will be an allowed claim. Accordingly, Dice did not recognize interest expense of $405,000 on the Notes. For the month ended April 30, 2003, Dice's reported interest expense was $9,000.

As of April 30, 2003, Dice's postpetition liabilities consisted of the following (in thousands):

           Employee related costs .......................   $     126
           Other accrued liabilities ....................         148

                                                            ---------
           Total                                            $     274
                                                            =========

                                   DICE INC.

NOTE 3--SIGNIFICANT ACCOUNTING POLICIES AND PROCEDURES

Principles of Consolidation

The consolidated financial statements include the accounts of Dice and its principal subsidiaries, DCSI, EW Knowledge Products, Inc. and Measure Up. All significant intercompany balances and transactions have been eliminated in consolidation.

Intercompany Transactions

The Company operates a centralized cash management system, under which DCSI makes payments on behalf of Dice, which are charged to Dice at cost.

Dice incurs certain costs on behalf of its subsidiaries which are charged to the subsidiaries at cost.

Revenue Recognition

The Company generates revenue from the following sources:

Paid job listings. Paid job listing revenues are derived from the sale of technology job listings and access to a searchable database of candidates on the dice.com website to recruiters and employers. Paid job listing revenues are recognized ratably over the period in which the customer contracts to display job listings.

Certification test preparation and assessment. Revenues from MeasureUp are derived by providing online certification test preparation and related products for technology professionals and offering instructor-led training classes. Technology professionals preparing for certification exams use these products at training centers or individually online, as well as at the Company's training classes. Revenue from MeasureUp's online certification preparation exams and other training courses is recognized ratably as courses are provided. Revenue from the sale of CD-ROM test preparation exams is recognized when the product is shipped.

Cash and Cash Equivalents

All highly liquid investments with maturities of three months or less when purchased are considered cash equivalents. Restricted cash is reported separately on the balance sheet.

Concentration of Credit Risk

Substantially all of Dice's excess cash, cash equivalents and marketable securities have been invested in a diversified portfolio of debt instruments of United States government agencies and high quality money market instruments.

The Company performs ongoing credit evaluations of its customers' financial condition and generally does not require collateral on accounts receivable. Accounts receivable allowances are provided for estimated uncollectible accounts, sales discounts and returns.

Marketable Securities

Dice's marketable securities are comprised of U.S. government agency securities with readily determinable market values. Marketable securities are classified and accounted for as "available-for-sale" and are reported at fair market value with the resulting net unrealized gains or losses reported as a separate component of stockholders' deficit. If management determines that an unrealized loss is other than temporary, such loss will be charged to the statement of operations.

Fixed Assets

Depreciation of equipment, furniture and fixtures, computer software and capitalized website development costs are provided under the straight-line method over estimated useful lives ranging from two to five years. Amortization of leasehold improvements is provided over the lesser of the term of the related lease or the estimated useful life of the improvement. The cost of additions and betterments is capitalized, and repairs and maintenance costs are charged to operations in the periods incurred.

Goodwill and Other Intangible Assets

In June 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("FAS") No. 142, "Goodwill and Other Intangible Assets"

                                   DICE INC.

("FAS 142"), effective for fiscal years beginning after December 15, 2001. Under the rules, goodwill and intangible assets deemed to have indefinite lives are no longer amortized, but are subject to annual impairment tests in accordance with FAS 142. Other intangible assets continue to be amortized over their useful lives. The Company applied the FAS 142 rules in accounting for goodwill and other intangible assets in the first quarter of 2002.

Goodwill is not subject to amortization and is tested for impairment annually, or more frequently if events or changes in circumstances indicate that the asset may be impaired. The impairment test consists of a comparison of the fair value of goodwill with its carrying amount. If the carrying amount of goodwill exceeds its fair value, an impairment loss shall be recognized in an amount equal to that excess. After an impairment loss is recognized, the adjusted carrying amount of goodwill is its new accounting basis.

Intangible assets, resulting from acquisitions of websites and other assets, are being amortized using the straight-line method over three to five years which approximates the expected period of benefit. The carrying amount of intangibles is reviewed on a regular basis for the existence of facts or circumstances, both internal and external, that suggest impairment. Dice determines if the carrying amount of an asset is impaired based on anticipated undiscounted cash flows before interest and income taxes. In the event of impairment, a loss is recognized based on the amount by which the carrying amount exceeds the fair value of the asset. Fair value is determined primarily using the anticipated cash flows before interest and income taxes, discounted at a rate commensurate with the risk involved.

Bad Debt

The Company maintains allowances for doubtful accounts for estimated losses resulting from the inability of its customers to make required payments. If the financial condition of the Company's customers were to deteriorate, resulting in an impairment of their ability to make payments, additional allowances may be required.

Income Taxes

The Company recognizes deferred taxes by the asset and liability method. Under this method, deferred income taxes are recognized for differences between the financial statement and tax bases of assets and liabilities at enacted statutory tax rates in effect for the years in which the differences are expected to reverse. The effect on deferred taxes of a change in tax rates is recognized in income in the period that includes the enactment date. In addition, valuation allowances are established when necessary to reduce deferred tax assets to the amounts expected to be realized. The primary sources of temporary differences are depreciation and amortization of intangible assets and operating loss carryforwards.

Risks and Uncertainties

The Company has a limited operating history and its prospects are subject to the risks, expenses and uncertainties frequently encountered by companies in the new and rapidly evolving markets for Internet products and services. These risks include the failure to develop and extend the Company's online service brands, the rejection of the Company's services by consumers, vendors and/or advertisers, the inability of the Company to maintain and increase the levels of traffic on its online services, as well as other risks and uncertainties. In the event that the Company does not successfully execute its business plan, certain assets may not be recoverable.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. The Company's significant estimates include the useful lives and valuation of fixed assets, goodwill and intangible assets; the accounts receivable allowance for doubtful accounts; and the income tax valuation allowance.

                                   DICE INC.

NOTE 4--7% Convertible Subordinated Notes

In January 2000, Dice completed a private offering pursuant to Rule 144A of $80.0 million aggregate principal amount of its 7% Convertible Subordinated Notes, due January 25, 2005. Proceeds to Dice, net of issuance costs, were $77.2 million. Pursuant to a prospectus dated May 9, 2000, as supplemented from time to time, the holders of the Notes may offer for sale the Notes and the shares into which the Notes are convertible. The Notes are convertible, at the option of the holder, at any time on or prior to maturity into shares of Dice common stock. The conversion price, subject to adjustment, is $39.10 per share, which is equal to a conversion rate of 25.5754 shares per $1,000 principal amount of Notes and would result in the issuance of 1,755,802 shares of Dice common stock, if the $69.4 million principal amount of the Notes currently outstanding was converted. Interest on the Notes is payable semiannually on January 25 and July 25 of each year. On or after January 25, 2003, the Company is entitled to redeem the Notes for cash in whole at any time, or from time to time in part, at the following redemption prices (plus accrued cash interest to the redemption date): from January 25, 2003 through January 24, 2004 at a price of 102.8% per $1,000 principal amount; thereafter at a price of 101.4% per $1,000.

In April 2002 and August 2001, Dice repurchased $1.76 million and $8.8 million of its Notes for aggregate purchase prices of $1.24 million and $2.98 million in cash, respectively, plus accrued interest.

                                   DICE INC.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE SOUTHERN DISTRICT OF NEW YORK

--------------------------------------------------------------------------------

                 CASE NAME: Dice Inc., CASE NO.: 03-10877 (BRL)

                         For month ended April 30, 2003

                                TAX QUESTIONNAIRE

     Gross salaries paid.....................................................  $105,444
     Gross salaries incurred.................................................  $115,989
     Federal and state income taxes withheld and paid........................  $ 28,612
     Payroll taxes withheld..................................................  $  3,004
     Payroll tax contributions incurred......................................  $  3,304
     Gross taxable sales.....................................................       --
     Property taxes..........................................................       --
     Other taxes.............................................................       --

Employee income taxes withheld and paid:
---------------------------------------------------------------------------------------------------------------
                                                       Withheld                               Paid
---------------------------------------------------------------------------------------------------------------
Taxing Authority                                  Amount         Date                 Amount         Date
---------------------------------------------------------------------------------------------------------------
     Federal                                     $11,423       4/4/03                $11,423       4/4/03
---------------------------------------------------------------------------------------------------------------
     Federal                                     $11,423      4/18/03                $11,423      4/18/03
---------------------------------------------------------------------------------------------------------------
     State of New York                            $2,498       4/4/03                 $2,498       4/4/03
---------------------------------------------------------------------------------------------------------------
     State of New York                            $2,498      4/18/03                 $2,498      4/18/03
---------------------------------------------------------------------------------------------------------------
     State of Iowa                                  $385       4/4/03                   $385       4/4/03
---------------------------------------------------------------------------------------------------------------
     State of Iowa                                  $385      4/18/03                   $385      4/18/03
---------------------------------------------------------------------------------------------------------------

Payroll taxes withheld and/or paid:
---------------------------------------------------------------------------------------------------------------
                                                       Withheld                               Paid
---------------------------------------------------------------------------------------------------------------
Taxing Authority                                  Amount         Date                 Amount         Date
---------------------------------------------------------------------------------------------------------------
     FICA (Employer portion)                                                          $1,502       4/4/03
---------------------------------------------------------------------------------------------------------------
     FICA (Employer portion)                                                          $1,502      4/18/03
---------------------------------------------------------------------------------------------------------------
     FICA (Employee portion)                      $1,502       4/4/03                 $1,502       4/4/03
---------------------------------------------------------------------------------------------------------------
     FICA (Employee portion)                      $1,502      4/18/03                 $1,502      4/18/03
---------------------------------------------------------------------------------------------------------------
     New York SDI                                     $8       4/4/03
---------------------------------------------------------------------------------------------------------------
     New York SDI                                     $8      4/18/03
---------------------------------------------------------------------------------------------------------------
     New York SDI (pd qtrly)                                                            $149      4/17/03
---------------------------------------------------------------------------------------------------------------

                             INSURANCE QUESTIONNAIRE

All insurance policies are fully paid for the current period, including amounts for workers compensation and disability insurance.